Exhibit 99.1

Vireo Growth Inc. Completes Acquisition of C21 Investments Inc.

08/21/2026

Transaction expands Vireo’s Nevada footprint with three leading dispensaries in Nevada and approximately 104,000 sq. ft. of cultivation and production capacity

MINNEAPOLIS and VANCOUVER, British Columbia, Aug. 21, 2026 (GLOBE NEWSWIRE) -- Vireo Growth Inc. (CSE: VREO; OTCQX: VREOF) (“Vireo” or the “Company”), a leading cannabis company and agricultural markets platform and C21 Investments Inc. (CSE: CXXI; OTCQX: CXXIF) (“C21”), a vertically-integrated cannabis company, are pleased to announce the completion of the previously announced acquisition by Vireo of all of the issued and outstanding common shares (after conversion of all subordinate voting shares) of C21 (the common shares and subordinate voting shares, collectively, the “C21 Shares”) pursuant to a definitive arrangement agreement (the “Arrangement Agreement”) entered into between Vireo and C21 on June 14, 2026 (the “Transaction”).

Transaction Details

The Transaction was effected by way of a court-approved plan of arrangement (the “Arrangement”) in accordance with the Business Corporations Act (British Columbia). Pursuant to the terms of the Arrangement, all outstanding C21 subordinate voting shares were first converted into C21 common shares, and holders of C21 common shares (including common shares issued on conversion of subordinate voting shares) received 0.023052 of a subordinate voting share of Vireo (each whole subordinate voting share, a “Vireo Share”) for each C21 common share held. In total, Vireo issued an aggregate of 2,766,409 Vireo Shares in connection with the Transaction in exchange for all of the issued and outstanding C21 Shares.

As a result of the Transaction, the C21 common shares are expected to be delisted from the Canadian Securities Exchange and cease to be quoted on the OTCQX Market on or about August 21, 2026, and C21 intends to apply to cease to be a reporting issuer under applicable Canadian securities laws, deregister the C21 common shares under the U.S. Securities Exchange Act of 1934, as amended, and terminate its other public reporting obligations in due course.

The Vireo Shares issued pursuant to the Arrangement were issued and exchanged in reliance upon the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, provided by Section 3(a)(10) thereof and applicable exemptions or qualifications under applicable U.S. state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Pursuant to the letter of transmittal mailed to shareholders of C21 as part of the materials delivered in connection with the special meeting of C21 shareholders held on August 7, 2026, in order to receive the Vireo Shares to which they are entitled, registered holders of C21 Shares are required to deposit the share certificate(s) or DRS statements representing their C21 Shares, together with a duly completed letter of transmittal, with Odyssey Trust Company, the depositary under the Arrangement. Shareholders whose C21 Shares are registered in the name of a broker, dealer, bank, trust company or other nominee must contact their nominee to deposit their C21 Shares.

Further details regarding the Arrangement are set out in C21’s management information circular dated July 3, 2026, which is available on SEDAR+ (www.sedarplus.ca) under C21’s issuer profile.

Management Commentary

With the completion of this acquisition, C21 joins the Vireo platform, adding three leading Nevada dispensaries operating under the Silver State Relief brand and approximately 104,000 square feet of cultivation and production capacity. The acquisition expands Vireo’s current presence in Nevada to approximately 14 operational dispensaries and 159,000 square feet of cultivation and manufacturing capacity.

Vireo’s Chief Executive Officer, John Mazarakis, commented, “We are excited to welcome the C21 team to Vireo and add their high-quality operations under the Silver State banner to our Nevada platform. This transaction strengthens our position in an important market, adds three leading dispensaries and significant cultivation capacity, and creates meaningful opportunities for operational synergies. We look forward to building on C21’s strong foundation as we continue to grow our Nevada business.”

C21 Chairman Bruce Macdonald commented, “The completion of this transaction marks an important milestone for C21 and our shareholders. We are proud of the business our team has built and believe that becoming part of Vireo provides a strong platform for the next phase of growth for Silver State Relief. We look forward to seeing the combined organization build on C21’s success in Nevada.”

Required Early Warning Report Information

Prior to completion of the Arrangement, Vireo did not have beneficial ownership of, or control or direction over, any C21 Shares. Upon completion of the Arrangement, Vireo beneficially owns, or exercises control or direction over, all of the issued and outstanding C21 common shares, representing 100% of the issued and outstanding C21 Shares. An early warning report will be filed in accordance with applicable securities laws and will be available on C21’s SEDAR+ profile at www.sedarplus.ca. To obtain a copy of the early warning report, please contact Vireo Growth Inc., 207 South 9th St, Minneapolis, MN 55402, Attention: Lynn Ricci, Director, Investor Relations & Corporate Communications, (781) 956-7052.

Advisors

DLA Piper (Canada) LLP and Eversheds Sutherland (US) LLP acted as legal advisors to Vireo. Koffman Kalef LLP acted as legal advisor and Needham & Company, LLC acted as financial advisor to C21.

About C21 Investments Inc.

C21 Investments Inc. is a vertically integrated cannabis company that cultivates, processes, and distributes quality cannabis and hemp-derived consumer products in the State of Nevada. C21 is focused on value creation through the disciplined acquisition and integration of core retail, manufacturing, and distribution assets in strategic markets, leveraging industry-leading retail revenues with high-growth potential multi-market branded consumer packaged goods. C21 owns Silver State Relief LLC and Silver State Cultivation LLC in Nevada, including legacy Oregon brands Phantom Farms, Hood Oil and Eco Firma Farms. These brands produce and distribute a broad range of THC and CBD products from cannabis flowers, pre-rolls, cannabis oil, vaporizer cartridges and edibles. Based in Vancouver, Canada, additional information on C21 can be found at www.sedar.com and www.cxxi.ca.

About Vireo Growth Inc.

Vireo Growth Inc. (CSE: VREO; OTCQX: VREOF) is a leading vertically integrated cannabis company building a broad platform across cannabis and adjacent agricultural markets. The Company operates cultivation, manufacturing, retail dispensaries, home delivery, distribution, and agricultural supply businesses across the United States, creating exposure to both cannabis and complementary adjacent markets. With operations in 10 states and approximately 170 dispensaries nationwide, Vireo combines disciplined capital allocation, strategic acquisitions, and local market execution to scale its platform and drive long-term shareholder value. The Company is focused on expanding market share and strengthening its portfolio of consumer brands and services, while supporting the customers, employees, shareholders, and communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Forward-Looking Statement Disclosure

This press release contains “forward-looking statements” or “forward-looking information” within the meaning of applicable United States and Canadian securities legislation (collectively, “forward-looking information”). To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks.

Forward-looking information contained in this press release may be identified by the use of words such as “intend,” “anticipate,” “plan,” “project,” potential,” “could,” “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes, but is not limited to expectations around the Transaction and its anticipated benefits, including expected operational synergies and growth opportunities; expectations around integration of the operations of C21 and the Company’s other recent acquisitions and timing thereof; expectations regarding the combined company’s position, capacity and future performance in Nevada; the timing and ability of C21 to cause the C21 common shares to be delisted from the CSE and withdrawn from the OTCQX Market; and the timing and ability of C21 to obtain an order that it has ceased to be a reporting issuer and to terminate its public reporting requirements. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company, C21 or the Company’s other subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although Vireo and C21 believe that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because neither Vireo nor C21 can give any assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks and uncertainties associated with the integration of C21 with the Company’s existing operations, some of which are beyond the Company’s control; risks related to the timing and content of adult-use legislation in markets where Vireo or C21 currently operates; current and future market conditions, including the market price of the Vireo Shares; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; and risk factors set out in C21’s Annual Report on Form 20-F for the fiscal year ended March 31, 2026 and Vireo’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under each company’s profile on SEDAR+ at www.sedarplus.ca.

The statements in this press release are made as of the date of this release. Except as required by law, neither Vireo nor C21 undertake any obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

Contact Information

Vireo Growth Inc.
Lynn Ricci
Director, Investor Relations & Corporate Communications
investor@vireogrowth.com
(781) 956-7052

C21 Investments Inc.
Investor Relations
info@cxxi.ca
+1 833 289-2994

Source: Vireo Growth Inc.